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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                                ----------------

                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

                                ----------------

         Delaware                     333-131857                  04-3572975
(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

        529 Main Street, Ste 330
          Boston, Massachusetts                                      02129
(Address of principal executive offices)                           (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2007, Lightspace Corporation, a Delaware corporation ("Registrant") entered into a Unit Subscription Agreement (the "Subscription Agreement") with accredited investors (the "Purchasers") pursuant to which the Registrant issued and sold 586,173 units, at a price of $6.40 per unit. Each unit consists of (i) eight shares of common stock, $0.0001par value per share, (ii) eight warrants to purchase one share of common stock at $1.00 per share, (iii) two warrants to purchase one share of common stock at $1.25 per share, and (iv) two warrants to purchase one share of common stock at $1.63 per share, all warrants in substantially the same form as currently outstanding publicly traded warrants with the same exercise prices. Accordingly, an aggregate of 4,689,384 shares of its common stock, and warrants to purchase up to 7,034,076 shares of common stock were issued (the "Financing") for gross proceeds of $3,751,507. The Financing closed on April 30, 2007. Net proceeds from the Financing amounted to approximately $3,484,000 after approximately $80,000 in expenses and $187,575 in fees paid to Griffin Securities, Inc., who served as financial advisor for the Financing. Griffin Securities also received a five year warrant to purchase 58,617 units, at a price of $6.40 per unit. The net proceeds will be used to complete the acquisition of IDW (as described in Item 2.01 below) and for general working capital purposes. The Registrant entered into a Registration Rights Agreement with the Purchasers, pursuant to which the Registrant has agreed to file a registration statement to register for resale the shares of common stock, including the shares of common stock issuable upon exercise of the warrants, issued in the Financing within 45 days following the closing.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March, 29, 2007, Lightspace Emagipix Corporation ("LEC"), a Delaware corporation and wholly owned subsidiary of the Registrant, entered into an agreement with Illumination Design Works, Inc. ("IDW"), a Delaware corporation, to acquire assets related to its emagipix technology for a purchase price of $1,250,000. The purchase price consists of a $300,000 cash payment and a $950,000 convertible note issued by the Registrant and secured by the stock of LEC. LEC paid IDW a down payment of $45,000 on the cash portion of the purchase price on March 29, 2007. Emagipix is an interactive lighting technology that utilizes electroluminescent sheets. On April 30, 2007, LEC completed its acquisition of the emagipix assets and paid the balance of the purchase price by delivery to IDW of $255,000 in cash and a $950,000 convertible note issued by the Registrant and secured by the stock of LEC. In connection with the transaction, David Hoch, a principal of IDW and a former officer of Lightspace, commenced employment with the Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The common stock and warrants to purchase common stock issued in the Financing were offered and issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. Each Purchaser represented to the Registrant that such Purchaser was an "accredited investor" as such term is defined under such Regulation D and the issuance did not involve any form of general solicitation or general advertising.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2007, the board of directors of the Registrant appointed Louis P. Nunes as Chief Financial Officer and Vice President of the Registrant. Mr. Nunes is 44 years old and has not previously held any position or office with the Registrant. A copy of the press release announcing Mr. Nunes's appointment is attached hereto as Exhibit 99.1.

Prior to joining the Registrant, Mr. Nunes was Controller with a number of technology startups, including Third Screen Media, Verdasys and Integrated IT Solutions. Mr. Nunes also has experience in mergers and acquisitions having worked at Downer and Company, a middle-market investment bank and Coral Energy, a wholly-owned subsidiary of Shell Oil USA.

On April, 30, 2007, the Registrant entered into the Letter Agreement which sets forth certain understandings and arrangements with respect to the employment relationship of Mr. Nunes with the Registrant. Mr. Nunes's annual salary will be $125,000. On April 30, 2007, the board of directors of the Registrant also granted Mr. Nunes a stock option for 250,000 shares of the Registrant's common stock under the Registrant's 2006 Stock Incentive Plan, exercisable at $.80 per share, vesting as to one-third on each anniversary following the grant. The per-share exercise price was greater than the fair market value of the common stock of the Registrant on the date of the grant.

Item 5.03 Amendment to Certificate of Incorporation

On April 30, 2007, the Registrant's shareholders, by written consent of a majority of shareholders in lieu of a meeting, approved an amendment to Article IV of the Registrant's Certificate of Incorporation. The effect of the amendment is to increase the Registrant's available capital. The first paragraph of
Article IV of the Certificate of Incorporation now reads, "the total number of shares of all classes and series of stock which Lightspace Corporation (the "Corporation") shall be authorized to issue is 75,000,000 shares of Common Stock, $0.0001 par value per share (the "Common Stock")." Previously, Article IV of the Certificate of Incorporation provided that the Company was authorized to issue a total of 30,000,000 shares of common stock.

Item 9.01. Financial Statements and Exhibits.

On May 3, 2007, the Registrant issued a press release concerning the matter discussed above. The following are filed as exhibits to this Current Report on Form 8-K. Exhibits followed by a footnote (2) are not included herewith and, pursuant to Rule 12b-32 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, reference is made to such documents as previously filed as exhibits with the SEC on Form 8-K filed on April 2, 2007 (File No. 001-16171).

Exhibit No.         Description
-----------         -----------

1.3a          (1)   Amendment 1, dated April 30, 2007, to Warrant Agreement,
                    dated May 1, 2006, with Continental Stock Transfer & Trust
                    Company

3.1           (1)   Amendment to Certificate of Incorporation of Lightspace
                    Corporation

10.10         (2)   Agreement for Purchase and Sale of Assets, dated March 29,
                    2007

10.11         (2)   Form of 5% Senior Secured Convertible Note, due April 16,
                    2010

10.12         (2)   Form of Registration Rights Agreement (with IDW)

10.13         (1)   Form of Unit Subscription Agreement, dated as of April 11,
                    2007

10.13a        (1)   Form of Amendment No. 1, dated as of April 30, 2007 to Unit
                    Subscription Agreement

10.13b        (1)   Form of Amendment No. 2, dated as of April 30, 2007, to Unit
                    Subscription Agreement

10.14         (1)   Form of Registration Rights Agreement, dated as of April 30,
                    2007

10.15         (1)   Louis Nunes Employment Letter

99.1          (1)   Press Release dated May 3, 2007.

(1)  Filed herewith
(2) Incorporated by reference from the Form 8-K filed on April 2, 2007 Commission File No. 333-131857
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Lightspace Corporation

Date: May 3, 2007

                                      By:            /s/ Gary Florindo
                                          --------------------------------------
                                                      Gary Florindo
                                          President, Chief Executive Officer and
                                                        Director

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------------------------------------------
    1.3a      (1)   Amendment 1, dated April 30, 2007, to Warrant Agreement,
                    dated May 1, 2006, with Continental Stock Transfer & Trust
                    Company

     3.1      (1)   Amendment to Certificate of Incorporation of Lightspace
                    Corporation

   10.13      (1)   Form of Unit Subscription Agreement, dated as of April 11,
                    2007

   10.13a     (1)   Form of Amendment No. 1, dated as of April 30, 2007, to Unit
                    Subscription Agreement

   10.13b     (1)   Form of Amendment No. 2, dated as of April 30, 2007 to Unit
                    Subscription Agreement

   10.14      (1)   Form of Registration Rights Agreement, dated as of April 30,
                    2007

   10.15      (1)   Louis Nunes Employment Letter

    99.1      (1)   Press Release dated May 3, 2007

(1)  Filed herewith
(2) Incorporated by reference from the Form 8-K filed on April 2, 2007 Commission File No. 333-131857